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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 October 7, 2003

                             WINN-DIXIE STORES, INC.
             (Exact name of registrant as specified in its charter)

                 Florida                                          59-0514290
     (State or other jurisdiction of                            (IRS Employer
      incorporation or organization)                         Identification No.)

5050 Edgewood Court, Jacksonville, Florida                       32254-3699
 (Address of principal executive offices)                        (Zip Code)

                                 (904) 783-5000
              (Registrant's telephone number, including area code)

                                    Unchanged
   (Former name, former address and former fiscal year, if changed since last report)

                              _____________________


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Item 5.  Other Events

By press release dated October 8, 2003 Winn-Dixie Stores, Inc. announced the amendment and restatement of the senior secured credit facility to provide a three-year revolving facility of $300 million. Reference is made to the press release of Registrant, issued on October 8, 2003, which is incorporated herein by this reference.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2003                                  Winn-Dixie Stores, Inc.

                                                   By: /s/ Frank Lazaran
                                                       -------------------------
                                                             Frank Lazaran
                                                             President and
                                                        Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------

99.1                 Press Release of Winn-Dixie Stores, Inc., dated October 8,
                     2003

10.1 Amended and Restated Credit Agreement dated October 7, 2003, among Winn-Dixie Stores, Inc. and certain subsidiaries, Wachovia Bank, National Association and other lenders named therein, relating to Winn-Dixie Stores, Inc.'s senior credit facility in the amount of $300,000,000 effective October 7, 2003.